1

N
EWS
R
ELEASE

EVEREST RE GROUP,

LTD.
Seon Place, 141 Front Street, 4
th

Floor, Hamilton HM 19, Bermuda

Contacts
Media: Dane Lopes Investors:

Jon Levenson
Group Head of Marketing & Communications

Head of Investor Relations
Everest Global Services, Inc. Everest Global Services, Inc.
203.388.3977 908.604.3169

For Immediate Release

Everest

Provides

Preliminary

Information

on Second

Quarter

2020 Results

HAMILTON,

Bermuda -- (BUSINESS

WIRE) – July

23, 2020 –

Everest Re Group, Ltd.
(“Everest”

or the “Company”)

announced today net investment income, catastrophe

losses, and the
estimated impact

from the

ongoing Covid-19

pandemic ("Pandemic”)

for the

second quarter

of
2020. Everest

is providing

details in

advance of

its full

quarterly earnings

to be

released on
August 5, 2020.

Despite the

ongoing Pandemic

and related

economic impacts,

Everest expects

to report

another
profitable quarter

during 2020,

with positive

underwriting income

and growth

in gross

written
premium across our platform.

The estimated impacts are as follows:

●

Everest expects to report net investment income of

$38 million pre-tax. Since Everest reports most
limited partnership

income on

a one

quarter lag,

the global

equity market

downturn in

the first
quarter of 2020 is

being reflected in our second

quarter results. In turn, the

improvement in global
equity markets during

the second quarter

will be reflected

in increased limited

partnership
investment income in our third quarter results.
●

Pre-tax net

catastrophe losses

in the

amount of

$15 million

arising from

claims related

to civil
unrest in the United States, all within our Insurance segment.
●

Pre-tax net

Pandemic losses

in the

amount of

$160 million.

The $160

million is

allocated $130
million to the

Company’s Reinsurance segment

and $30 million

to the Insurance segment.

Due to
the ongoing nature of this unprecedented event,

these losses are substantially classified as incurred
but not reported

(IBNR) and primarily

arise from policies

covering event cancellation

and
postponement, business interruption

and workers’ compensation,

and include a

provision for loss
adjustment expenses.

The second

quarter estimate

follows an

updated and

thorough review

of

existing and potential

exposures. Everest continues

to evaluate all

aspects of our

global portfolio.
The Pandemic estimate does not

account for legal, regulatory or

legislative intervention that could
retroactively mandate

or expand

coverage provisions.

This amount

is in

addition to

the $150
million of IBNR reported in the first quarter of 2020.

Risks and Uncertainties
There are

significant uncertainties

surrounding the

ultimate number

of claims

and scope

of loss
resulting from

the Pandemic.

The Company’s

estimates are

based on

best available

information
obtained to date from a review of relevant in-force contracts with potential exposure and estimates
of reinsurance recoverables,

and also from

the Company’s

clients and brokers.

Given the
uncertain and evolving nature

of the Pandemic, actual

ultimate losses from these

events may vary
materially from

these current

estimates. Everest

anticipates this

Pandemic could

have a
meaningful impact on revenue, as well as net and operating income in future quarters as a result of reinsurance and

insurance claims

due to

the Pandemic

and resulting

macro-economic market
conditions.

This news

release contains

forward-looking statements

within the

meaning of

the U.S.

federal
securities laws.

We intend

these forward-looking

statements to

be covered

by the

safe harbor
provisions for

forward-looking statements

in the

U.S. Federal

securities laws.

These statements
involve risks

and uncertainties

that could

cause actual

results to

differ materially

from those
contained in forward-looking statements

made on behalf of

the Company.

These risks and
uncertainties include

the impact

of general

economic conditions

and conditions

affecting the
insurance and

reinsurance industry,

the adequacy

of our

reserves, our

ability to

assess
underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market

and investment

income fluctuations,

trends in

insured and

paid losses,
catastrophes, pandemic, regulatory and legal

uncertainties and other factors described

in our latest
Annual Report on Form 10-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements,

whether as a

result of

new information, future

events or
otherwise.

About Everest Re Group, Ltd.

Everest Re Group,

Ltd. (“Everest”) is

a leading global

provider of reinsurance

and insurance, operating
for close

to 50

years through

subsidiaries in

the U.S.,

Europe, Singapore,

Canada, Bermuda

and other
territories.

Everest offers property,

casualty, and

specialty products through its various operating

affiliates located in
key markets around the world.

Everest common stock (NYSE:RE) is a component of the S&P 500 index.

Additional information about Everest, our people, and our products can be found on our website at
www.everestre.com . All issuing companies may not do business in all jurisdictions.